                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                 CHILDREN'S DISCOVERY CENTERS OF AMERICA, INC.

    This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) if certificates evidencing shares of common stock, par value $.01 per share (the "Shares"), of Children's Discovery Centers of America, Inc., a Delaware corporation (the "Company"), are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase dated April 3, 1998 (the "Offer to Purchase")). Such form may be delivered by hand or facsimile transmission or mail to the Depositary. See
Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:
                       IBJ SCHRODER BANK & TRUST COMPANY

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           BY MAIL:             BY FACSIMILE TRANSMISSION:   BY HAND OR OVERNIGHT DELIVERY:
         P.O. Box 84                  (212) 858-2611                One State Street
    Bowling Green Station       Attn: Reorganization Dept.      New York, New York 10004
New York, New York 10274-0084                                  Attn: Reorganization Dept.
  Attn: Reorganization Dept.                                  Securities Processing Window
                                                                          SC-1

                                    CONFIRM RECEIPT OF
                                        FACSIMILE
                                      BY TELEPHONE:
                                      (212) 858-2103
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    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    The undersigned hereby tenders to KBI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Knowledge Beginnings, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which, as amended and supplemented from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase.

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---------------------------------------               ---------------------------------------
Signature(s):
---------------------------------------               If Shares will be delivered by book-entry
                                                      transfer, provide the following information:
---------------------------------------

Name(s) of
Record Holder(s):
---------------------------------------
    PLEASE TYPE OR PRINT                              Account Number:
                                                      ---------------------------------------
---------------------------------------               Date:
                                                      ---------------------------------------

Certificate Nos.
(if available):
---------------------------------------
---------------------------------------

Address:
---------------------------------------
---------------------------------------
                  ZIP CODE

Area Code and
Telephone No.:
---------------------------------------
---------------------------------------               ---------------------------------------
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                                   GUARANTEE
                   (NOT TO BE USED FOR A SIGNATURE GUARANTEE)

    THE UNDERSIGNED, A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM OR A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS AN "ELIGIBLE GUARANTOR INSTITUTION," AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH OF THE FOREGOING CONSTITUTING AN "ELIGIBLE INSTITUTION"), GUARANTEES THE DELIVERY TO THE DEPOSITARY OF THE SHARES TENDERED HEREBY, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) AND ANY OTHER REQUIRED DOCUMENTS, OR AN AGENT'S MESSAGE (AS DEFINED IN THE OFFER TO PURCHASE) IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES, ALL WITHIN THREE NASDAQ NATIONAL MARKET TRADING DAYS OF THE DATE HEREOF.

    The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates representing Shares to the Depositary within the time period set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

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---------------------------------------  ---------------------------------------

Name of Firm:
---------------------------------------
                                         ---------------------------------------
                                                  AUTHORIZED SIGNATURE

Address:
---------------------------------------  Name:
                                         ---------------------------------------
                                                      PLEASE PRINT
---------------------------------------
                  ZIP CODE

                                         Title:
                                         ---------------------------------------

Area Code and
Telephone No.:
                                         Date:
---------------------------------------
                                         ---------------------------------------

---------------------------------------  ---------------------------------------
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       NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. CERTIFICATES
           FOR SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.